NEWS RELEASE For Immediate Release: February 22, 2024 Sterling Announces Election of William Bosway to its Board of Directors THE WOODLANDS, TX – February 22, 2024 – Sterling Infrastructure, Inc. (NasdaqGS: STRL) (“Sterling” or “the Company”) today announced the election of William T. Bosway to its Board of Directors, enlarging the Board to eight members, effective March 7, 2024. Mr. Bosway was appointed to the Audit Committee and the Corporate Governance & Nominating Committee. Mr. Bosway has experience in large public manufacturing and distribution companies as an executive and a board member. He has served as Chief Executive Officer and Chairman of the Board of Gibraltar Industries, Inc. (NASDAQ: ROCK) since January 2022 after serving as President, Chief Executive and Director since January 2019. Mr. Bosway previously served as President and Chief Executive Officer of the Refrigeration and Food Equipment Division of Dover Corporation (NYSE: DOV), a diversified global manufacturer, from June 2016 to December 2018. Prior to joining Dover Corporation, Mr. Bosway spent 26 years with Emerson Electric Co. (NYSE: EMR) serving as Group Vice President, Solutions & Technology for Emerson Climate Technologies, a global manufacturer of industrial, commercial and consumer products, from May 2008 to June 2016. Mr. Bosway earned a Bachelor of Science in Finance from Miami University and received a Master of Science in Management from Purdue University. CEO Remarks “The Sterling Board and management team are pleased to welcome Bill as our newest director,” stated Joe Cutillo, Sterling’s Chief Executive Officer. “His experience leading Gibraltar and at Fortune 500 companies will bring valuable insight and perspective to our Board. We are confident that Bill will be a tremendous addition to our Board and look forward to beginning this relationship.” About Sterling Sterling Infrastructure, Inc., (“Sterling,” “the Company,” “we,” “our” or “us”), a Delaware corporation, operates through a variety of subsidiaries within three segments specializing in E-Infrastructure, Transportation and Building Solutions in the United States, primarily across the Southern, Northeastern, Mid-Atlantic and Rocky Mountain regions and Hawaii. E- Infrastructure Solutions provides advanced, large-scale site development services for manufacturing, data centers, e- commerce distribution centers, warehousing, power generation and more. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems. Building Solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, other concrete work, and residential plumbing services. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way. Joe Cutillo, CEO, “We build and service the infrastructure that enables our economy to run, our people to move and our country to grow.”

Important Information for Investors and Stockholders Cautionary Statement Regarding Forward-Looking Statements This press release contains statements that are considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements included herein relate to matters that are not based on historical facts and reflect our current expectations as of the date of this press release, including statements about: our outlook, our business strategy, our financial strategy and allocation of cash flows. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which include: changes in the Company’s financial position, business strategy, and other factors identified in the Company’s filings with the Securities and Exchange Commission. Accordingly, any forward-looking statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Investor Relations Company Contact Sterling Infrastructure, Inc. Noelle Dilts, VP of Investor Relations and Corporate Strategy 281-214-0795 Noelle.Dilts@strlco.com